Exhibit 10.36

CONFIDENTIAL TREATMENT

The registrant is requesting confidential treatment of certain information which has been omitted from Sections 13.4, 13.6, 13.7, 13.8, 13.9, 13.13 and 14 of this Agreement. The omitted information has been separately filed with the Securities and Exchange Commission.

[English translation from the original Russian language document]

CONTRACT No. 0382

Moscow	September 20, 2012

Open Joint Stock Company "VimpelCom", hereinafter referred to as the "Operator", represented by the Product and Business Development Director V.V. Markelov acting on the basis of Power of Attorney No. 361 dated March 1 2011, on the one part, and Limited Liability Company "TOT MONEY", hereinafter referred to as the "Provider", represented by the General Director Tsakhai Khairullaevich Katsaev, acting on the basis of the Articles of Association, on the other part, hereinafter referred to as the "Parties", enter into this Contract and hereby agree as follows:

1.	Definitions.

1.1.	"Subscriber" – a subscriber of the mobile communication network Beeline belonging to one of the regions listed in Annex No.5.
1.2.	"Cell Phone" – a subscriber receiving and transmitting a mobile communication device of common use networks including but not limited to: cell phones, smart phones, communicators etc.
1.3.	"Service" – access (organization of a direct communication channel) of the Subscriber to the Provider's Sets of Services to be arranged by the Operator.
1.4.	"Access Number" – telephone numbers of the Network allocated by the Operator to the Provider and used to provide the Services to the Subscribers.
1.5.	"Network" – a set of hardware devices, communication lines and other technological infrastructure required to provide the Service.
1.6.	"Accounting Period" – a calendar month when the Operator provides the Services hereunder. The first day of the month – beginning of the Accounting Period, the last day of the month – the end of the Accounting Period.
1.7.	"Settlement System" – software and hardware billing complex of the Operator used to account for services provided to Subscribers in the Beeline communication network and accomplishment of some related functions.
1.8.	"WAP, HTTP" – protocols enabling one to emulate on the mobile device/telephone of a Subscriber browsing through information resources provided by the Operator using technical devices of the Provider.
1.9.	"SMS СРА" - Short Message Set of Services Content Provider Access (hereinafter referred to as SMS СРА) – a program enabling the Provider to provide information-reference and entertainment Sets of Services to Subscribers via SMS messages.
1.10.	"Voice CPA" - Voice Content Provider Access (hereinafter referred to as Voice CPA) – a program enabling the Provider to provide information-reference and entertainment Sets of Services to Subscribers via voice calls.
1.11.	"MMS CPA" - Multimedia Message Set of Services Content Provider Access (hereinafter referred to as – MMS СРА) – a program enabling the Provider to provide information-reference and entertainment Sets of Services to Subscribers via MMS messages. A multimedia message may contain graphical, audio and textual information with the total volume not more than 400 kilobytes.
1.12.	"USSD CPA" - Unstructured Supplementary Set of Services Data Content Provider Access (далее – USSD СРА) – a program enabling the Provider to provide information-reference and entertainment Sets of Services to Subscribers via USSD messages.
1.13.	"Internet" — the worldwide system of united computer networks based upon use of the IP protocol and routing of data packages.
1.14.	"Traffic" – data volume transmitted by WAP or Internet.
1.15.	"Resource" – a set of pages belonging to the Provider URL whereof fall under the same mask and provided by the Provider to the Operator for use.

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1.16.	"Mask" – a primary address in Internet given in the address line and visible to the Subscriber as the main address.
1.17.	"URL" – the address of location of an information resource in Internet.
1.18.	"Billing Levels" – a set of prices for the Services for Subscribers fixed by the Operator which may be used by the Operator according to the designation for provided Sets of Services.
1.19.	"Request" – a SMS message, voice call, a MMS message or any other signal to be sent by the Subscriber within the framework of provision of the Service by the Operator to the Access Number or Resource from the cell phone of the Subscriber.
1.20.	"Complex" – a hardware-software complex of the Provider used to provide Subscribers with Sets of Services in order to increase the number of Subscribers' Requests for use of the Operator's Service, able to provide access to Subscribers to information resources of the Provider (or third parties engaged by it) in the real-time mode via a data transmission channel using Cell Phones of Subscribers.
1.21.	"Provider's Set of Services" – a complex of information and entertainment services to be provided by the Provider to the Subscriber on its own or with engagement of third parties after provision of the Service.
1.22.	"Technical Support" – a set of measures taken by the Operator for technical support of round-the-clock functioning and servicing of the Access Number.
1.23.	"Spam" – a voice call or a SMS/MMS-message made by the Provider and aimed by its content at an uncertain range of persons delivered to the Subscriber without his prior consent and not enabling to identify the sender of such call or SMS/MMS-message, including those containing the non-existing or false address of the sender.
1.24.	"Starting Amount": an amount of money on the account of the Subscriber accrued once at primary connection to the Network.
1.25.	"Cash Collection System": any system connected to the Network collecting funds from Subscribers for the Operator's services.
1.26.	"Services not subject to billing and payment" – The Operator considers the following to be such Services:
1.26.1.	If the Operator identifies Requests not confirmed by the Subscriber and/or technical means of the Operator, including not confirmed by payment from the Subscriber;
1.26.2.	If a message is received from the Cash Collection System in relation to monetary funds credited to the account of the Subscriber and then used by the Subscriber to pay for Requests about the fact of mistaken credit of the Subscriber's account using funds received illegally from bank cards without informing owners thereof;
1.26.3.	If more than 70 (Seventy) percent (exclusive of VAT) of the amount used by the Subscriber from the Starting Amount are used by the Subscriber to pay for the Services. In case of such excess, all Services paid from the Starting Amount are not subject to billing.

2.	Subject-Matter of the Contract

2.1.	For the purpose of gaining profit by the Operator from provision of communication services in form of provision of the Service to Subscribers for a consideration the Provider will provide the Provider's Sets of Services to Subscribers pursuant to conditions hereof for a consideration payable by the Operator in order to increase the number of Requests for the Service.

2.2.	The Operator will provide the Provider with Access Numbers and undertake Technical Support.

2.3.	The Parties agree that as a result of provision of the Services hereunder Subscribers will get access to the Provider's Sets of Services provided by means of the Complex. The Parties acknowledge that the Operator will not be liable for acts of the Provider after provision of the Service by it, within the framework of provision of Sets of Services by the Provider and contents of such Sets of Services.

2.4.	The fee of the Provider will be determined according to Annexes hereto.

3.	Territory.

3.1.	After the Operator allocates Access Numbers, the Provider will provide sets of services taking into account restrictions under Annex No. 5 hereto.

4.	Obligations of the Provider.

4.1.	To prepare at its own expense equipment and software of the Complex to be used for provision of the Provider's Sets of Services to Subscribers for commissioning and modernization.

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4.2.	To provide Sets of Services in strict accordance with the Operator's orders and in periods of time guaranteed to Subscribers for receipt of Sets of Services in reference and advertisement materials of the Provider.

4.3.	The Provider shall arrange for advertisement promotion of its Sets of Services and Services of the Operator in mass media (the cost of such advertisement is covered by the Provider's Fee under this Contract), at that, the Provider shall submit to the Operator models of such advertisement materials which refer to the Operator's name, trademarks or firm designations, for approval.

4.4.	Within the framework of promotion of the Services, Sets of Services and in the course of Set of Services provision the Provider agrees to provide complete and correct information on contents and cost of the Set of Services and the Services and on the procedure for and mode of ordering, provision and use of the same.

4.5.	The Provider agrees to ensure on its own operating information and reference servicing of Subscribers in relation to Set of Services provision by phone and email. For that purpose the Provider agrees to indicate on all of its advertising carriers a separate telephone line number and e-mail address and set forth its hours of operations.

4.6.	The Provider undertakes to immediately inform Subscribers and the Operator on its own on periods of unavailability of Sets of Services scheduled by the Provider, termination thereof, change of the cost thereof or rules for ordering and use of Sets of Services.

4.7.	The Provider will form Sets of Services upon orders of the Operator depending of Subscribers' interests for Sets of Services determined by the Operator. Such orders will be agreed upon the parties in form of Annex No. 1. An order is to be signed by the parties not later than 30 (calendar) days prior to launch of the Set of Services or change thereof.

4.8.	The Provider agrees not to provide Sets of Services resulting in non-serviceability of the Operator's Network. The Provider agrees to provide Sets of Services only upon Requests of Subscribers using the Access Number strictly according to its purpose. Sets of Services may not be provided to Subscribers without Request.

4.9.	The Provider agrees not to provide Sets of Services directly or indirectly discrediting the Operator or its subsidiaries – communication operators and affiliates.

4.10.	The Provider undertakes:

- not to take any steps, alone or with participation of third parties, which may cause financial damage to the Operator;

- to engage third parties for fulfillment of obligations under this contract using the Access Number only on the basis of written contracts subject to execution of a unified document by the parties;

- to bear liability to the Operator for acts of third parties.

4.11.	The Provider agrees not to use the allocated Access Numbers and connection to the Operator's equipment to organize Spam.

4.12.	The Provider obliges to provide Sets of Services to Subscribers only using the Operator's Network.

4.13.	The Provider obliges to independently address all claims and complaints of a Subscriber against the contents of and procedure for provision of Sets of Services.

4.14.	If Sets of Services provide for any prizes or provision of free content to Subscribers, the Provider shall ensure the same exclusively in its own name and at its own account. The Provider also agrees to inform Subscribers on any tax consequences of Subscribers in connection with obtainment of prizes or free content.

4.15.	To timely and correctly submit documents required for settlements under this Contract.

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4.16.	The Provider undertakes to independently inform the Operator on any incorrectness in provision of Services to Subscribers at the Access Number by voice calls. Informing shall be made according to the procedure described in Annex No. 10.

5.	Warranties of the Provider.

5.1.	The Provider warrants that Sets of Services provided by it (including contents and information-entertainment contents thereof) provided to Subscribers within the framework of this Contract:
•	are created, licensed or received by the provider on the legal basis and are owned by it or the Provider has full right to provide Sets of Services;
•	do not contain information prohibited for distribution by virtue of laws of the Russian Federation, comply with applicable ethical norms and principles (are free from any messages offending human dignity, promoting violence, race or national hostility etc.).

The Provider obliges to settle all claims and complaints of right holders and third parties against legality of provision of Sets of Services to Subscribers within the framework hereof.

In case of non-observance of this condition the Operator may terminate the Contract unilaterally and extra judicially subject to notification of the Provider 48 hours in advance.

5.2.	The Provider warrants that services not being information-reference and entertainment ones are not provided as Sets of Services hereunder (namely: medical services, insurance, services of communication operators including Internet access, lotteries, games of chance etc.).

5.3.	If warranties under clauses 5.1 and 5.2 hereof are not observed, the Provider will be liable to the Operator, third parties for any loss caused by such non-observance.

5.4.	The Provider will bear liability to the Operator, third parties for license and patent compliance of the Set of Services with applicable laws of the Russian Federation and proper use of copyrights and adjacent rights.

5.5.	The Provider warrants that it has or will independently obtain at its own expense appropriate authorizations and licenses required pursuant to Federal Laws (including the Federal Law "On Communications") and will provide copies of such documents to the Operator.

5.6.	At provision of the Service the Operator will not incur any obligations to obtain any authorizations and licenses other than those prescribed by this Contract and will not be obliged to pay any fees to third parties (including any authorship fees or fees to holders of adjacent rights).

5.7.	The Provider warrants that the Sets of Services (including contents and information-entertainment contents thereof) provided hereunder are free from any pornographic contents including images, video clips, audio records and other contents representing/reproducing genitals and/or sexual intercourse. Annex No.8 hereto governs the level of admissible contents of Sets of Services. In case of non-fulfillment of this obligation, the Provider will bear sole liability for distribution of Sets of Services with such contents. The Operator is entitled right after identification of such violations to disconnect Access Numbers used by the Provider for such purposes.

6.	Obligations of the Operator.

6.1.	The Operator obliges to ensure routing, provision of information about a Request required to the Provider for fulfillment of obligations hereunder and timely accurate billing of Subscribers' Request to Access Numbers to the Complex pursuant to conditions of this Contract, Supplementary Agreements and Annexes hereto.

6.2.	Access Numbers shall be provided upon signing of a Contract for communication services of Beeline between the Operator and Provider.

6.3.	The Operators agrees to provide Technical Support when provided Services.

6.4.	The Operator undertakes to independently ensure operative information-reference and support set of services of Subscribers in relation to provision of Services by phone or email.

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6.5.	The Operator undertakes to timely make settlements with the Provider in accordance with such procedure and under such conditions as determined in this Contract, Supplementary Agreements and Annexes hereto.

6.6.	For provision of Services Access Numbers specified in Annex No.2 hereto and accessible for all Network Subscribers shall be used. The Operator agrees to enable the Provider to choose Access Numbers for provision of Sets of Services as it wishes from among the list of available ones. The Operator will timely provide the Provider with information on the cost of Services.

6.7.	The Operator agrees to provide the Provider with the Access Number specified in the contract for communication services of Beeline (clause 6.2 hereof), a Supplementary Agreement or Annex hereto after the Provider pays the connection fee.

6.8.	The Operator will independently set the cost of Services for Subscribers pursuant to conditions of this Contract. The level of billing will be chosen according to Annex No. 11. The cost of Services will be set by the Operator not more than once per.

6.9.	The Operator may change the Access Number subject to prior notification of the Provider not later than 60 (Sixty) calendar days before such change. Change of the number may be caused by changes in Russian laws.

6.10.	The Operator is entitled to publish information on the possibility to get Sets of Services on pages of WAP portals and WEB sites belonging to the Operator. Information may include: description of the Provider's Sets of Services, Provider's name, email address and telephone number of the Provider designated by it for information, reference and support set of services of Subscribers, link to WEB sites of the Provider designated by it to support its Sets of Services, the list of Access Numbers, Resources and related prices.

6.11.	The Operator agrees to inform the Provider on scheduled periods of serviceability of the Network not less than 2 (Two) business days in advance by email.

6.12.	The Operator may restrict the possibility to provide Sets of Services by the Provider if the latter fails to fulfill conditions hereof.

6.13.	If the Provider fails to fulfill conditions of clauses 4.8, 4.9, 4.10, 5.1, 5.2 hereof, the Operator may immediately terminate the Contract unilaterally and extra judicially without prior notice to the Provider.

6.14.	The Operator may refuse to provide the Service to the Provider and not to provide communication services if Sets of Services accessible through the Service do not meet requirements of this Contract or applicable Russian laws.

6.15.	In case of violation of warranties under clause 5.7 of this Contract, the Operator may charge a fine from the Provider at the amount set in clause 13.13 and/or limit the possibility of provision of Sets of Services via the Access Number. Annex No.9 hereto describes the procedures for fixation of complaints against sets of services of Providers and restriction of access to such sets of services. If the Provider repeatedly breaks clause 5.7 hereof, the Operator may unilaterally and extra judicially terminate the Contract without prior notice.

6.16.	If the Operator detects cases described in clause 1.26 (1.26.1. - 1.26.3.), funds debited from Subscribers for provision of relevant Services may be repaid by the Operator to Subscribers and will be deducted from the Provider's fee in the current and future accounting periods.

6.17.	If the Operator detects any unpaid Services corresponding to clause 1.26.2 of the Contract, it may delay payment of the Provider's Fee for a period not exceeding 1 year for the accounting period at the amount equal to the cost of detected unpaid Services. If the Operator returns funds to the Cash Collection System due to mistaken Requests, the Operator is entitled not to pay the fee for such requests to the Provider.

6.18.	The Parties assume the following obligations :

6.18.1. To ensure uninterruptible operation of the communication channel between the Provider and the Operator and to maintain serviceability of its own hardware and equipment required for provision of Services.

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6.18.2. To ensure interaction between the Complex and the Operator's equipment in strict accordance with the Federal Law "On Communications", regulatory documents of the Ministry for Information Technologies and Communications and conditions of licenses possessed by the Parties. All legal, administrative and financial issues associated with fulfillment of the above listed documents shall be resolved on its own pursuant to conditions of this Contract and provisions of applicable laws of the Russian Federation.

6.18.3. To ensure protection of information transmitted by communication channels in the area of responsibility of each of the Parties.

6.19.	The Operator may engage CJSC "TEMAFON-National Library of Digital Rights" for fulfillment of its obligations hereunder remaining liable for its acts before the Provider, without prior notice to the Provider.

7.	Cost of Sets of Services and Settlement Procedure.

7.1.	The cost of the Service for Subscribers is to be determined by the Operator. The amount of the Provider's Fee is to be determined on the basis of Annex No.6 to this Contract. Tariff Rates will be determined in rubles exclusive of VAT.

7.2.	The fact of provision of the Service to a Subscriber is identified according to data of the Operator's Network. The Service will be deemed provided upon the fact of payment by the Subscriber for the provided Service at the Access Number/Resource.

7.3.	Within first 3 (three) business days of each month following the Accounting Period the Provider will submit to the Operator a report on the volume of Sets of Services provided by the Provider at the email address specified in Annex No.4 hereto.

7.4.	Within first 10 (ten) business days of each month following the Accounting Period the Operator will send to the Provider at the email address specified in Annex No.4 hereto a Certificate of volume of Services provided by it and payable to it according to the form of Annex No.3, executed on the basis of data of the Settlement System of the Operator.

7.5.	The Provider's Sets of Services in relation whereto the Operator is aware that such Sets of Services are provided with break of conditions of this Contract will be included into the Certificate but will not be taken into account for the purpose of calculation of the fee.

7.6.	Settlements will be effected between the Parties on the monthly basis as follows: within each calendar month following the Accounting Period the Provider will execute, sign and deliver to the Operator a Certificate of sets of services provided by the Provider for increase of the number of Subscribers' Requests for the Operator's Services through provision of the Provider's Sets of Services according to clause 2.1. of the Contract according to the form of Annex No.7 to the Contract and an invoice for the amount of its fee, to be made on the basis of:

•	its obligations to pay for Connection and Subscriber Fee;

•	obligations of the Operator for payment of the fee to the Provider over the accounting period for services provided hereunder under clause 2.1. of the Contract.

7.7.	The Operator will sign the Certificate of provided sets of services and will pay liabilities under the Certificate in rubles within 45 (forty five) calendar days after receipt of the invoice and the Certificate of provided sets of services on the basis of the invoice and the Certificate of mutual settlements.

7.8.	The Operator will not accept any claims of the Provider against the amount of the fee after the Parties sign the relevant Certificate of provided sets of services.

7.9.	The Operator may unilaterally change the amount of the Subscriber's Fee and the procedure for calculation of the Provider's Fee for the Provider's services under this Contract subject to sending a written notice to the Provider not later than 30 (Thirty) calendar days prior to the date of the proposed change.

7.10.	The Parties agree to set a warranty period (hereinafter also referred to as the "observation period") consisting of 60 (Sixty) calendar days after the Parties sign the relevant Certificate of provided sets of services. During the above term the Operator may withhold from the future fee of the Provider over the current accounting period the amount for Requests in relation whereto there has been no confirmation of payment by the Subscriber in the Operator's Cash Collection System in the accounting period specified in the signed Certificate of provided sets of services.

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8.	Term of this Contract.

8.1.	This Contract will become effective since September 20, 2012 and will remain in force till the 28th of February 2013.

8.2.	For the purpose of efficient resolution of all issues which may arise in the course of fulfillment of this Contract the Parties agree to appoint responsible representatives of each Party pursuant to Annex No.4 to this Contract.

8.3.	This Contract will be prolonged under the same conditions without any further written agreement for each next annual period provided that neither Party informs the other Party in writing on termination of this Contract one month prior to expiration hereof.

8.4.	This Contract may be early terminated subject to written notice sent by the initiating Party 30 (thirty) calendar days prior to the planned date of termination of the Contract. Termination of the Contract will not release the Parties from the obligation to fully repay the indebtedness, if any, over the entire period until termination hereof.

8.5.	Correspondence between the Parties in connection with fulfillment of this Contract may be made by email. Correspondence between the Parties associated with amendment or termination of this Contract shall be made by registered letters or with a courier to be signed by representatives of the Parties.

8.6.	If either Party changes its name, address of location, payment details or makes any changes in connection with reorganization, it shall notify the other Party thereon in writing within three days.

8.7.	Upon agreement of the Parties this Contract may be amended or supplemented by execution of supplementary agreements between the Parties.

8.8.	The Parties may assign their obligations under this Contract only subject to written consent of the other Party.

8.9.	All amendments and supplements hereto will be valid only if executed in writing and signed by authorized representatives of the Parties.

9.	Settlement of Disputes.

9.1.	All disputes or disagreements between the Parties relating to this Contract shall be resolved by negotiations.

9.2.	If the parties fail to come to an agreement on disputes by negotiations within 30 (thirty) calendar days, such disputes will be referred to the Moscow Arbitration Court.

10.	Other Provisions.

10.1.	This Contract is made in two counterparts in the Russian language having the same legal force.

10.2.	Conditions of this Contract may not be amended by either Party unilaterally.

10.3.	All documents on the basis whereof the Contract is to be fulfilled, namely: Annexes, Supplementary Agreements and other documents, represent an integral part hereof subject to due execution thereof by authorized representatives of the Parties.

10.4.	After execution of this Contract, all preceding agreements between the Parties relating to the subject-matter of this Contract will become ineffective.

10.5.	Issues associated with relations of the Parties not governed by this Contract shall be resolved in accordance with applicable laws.

10.6.	Pursuant to clause 2 of article 160 of the Civil Code of the Russian Federation, the Parties agree that the Contract, all annexes hereto and Certificates of the Provider's Fee will be certified by the Parties by facsimile signatures of authorized representatives of the parties. Such signatures will be deemed original by the Parties and the Contract, all annexes hereto and Certificates of the Provider's Fee signed by such facsimile signatures will be deemed duly executed. The authorized representative of the Operator will be the Product and Business Development Director V.V. Markelov and the authorized representative of the Provider will be the General Director Tsakhai Khairullaevich Katsaev.

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11.	Confidentiality.

11.1.	The Parties agree that any material, information and data learnt by the Parties in connection with execution and fulfillment of this Contract are confidential and may not be disclosed to third parties without prior written consent of the other Party to this Contract unless otherwise is determined by applicable laws and this Contract. Disclosure of confidential information to CJSC "TEMAPHONE-National Library of Digital Rights" will not be deemed violation of conditions of this Contract since this entity was engaged by the Operator for fulfillment of obligations under this Contract exclusively for fulfillment by such entity of obligations within the framework of this Contract, namely:
•	support of contracts to be concluded with the Providers;
•	execution of technical setups of short numbers and testing together with the Provider;
•	preparation of documents for mutual settlements;
•	settlement of claims submitted by Subscribers and Providers.

12.	Force-Majeure.

12.1.	The Parties agree that they will be released from liability for partial or full non-fulfillment of obligations hereunder if this results from force-majeure meaning events arising after execution of the Contract from circumstances unforeseeable and unpreventable by the Parties, namely: a fire, flood, decisions of governmental authorities, earthquake, military acts, provided that such events directly affect fulfillment of obligations by the Parties. In such case the term of fulfillment by the Parties of their obligations will be postponed by the time of existence of force-majeure.

12.2.	The Party unable to fulfill its obligations under the Contract due to force-majeure shall immediately, but in any event not later than three business days after occurrence, notify the other Party on occurrence of such events in writing. The notice shall inform on occurrence and the nature of events as well as probable consequences thereof. The Party shall also immediately, but not later than two business days, notify the other Party in writing on termination of the above events.

12.3.	Occurrence of force-majeure shall be evidenced by a certificate issued by an official authority. If force-majeure events last more than six consecutive months, the Provider and the Operator may cancel this Contract upon mutual agreement with mutual settlements for the completed part of this Contract.

13.	Liability of the Parties.

13.1.	The Provider shall bear sole liability for origin, provision and content of Sets of Services to the Operator and controlling authorities, at that, the Provider agrees to resolve on its own issues associated with origin and content of provided Sets of Services. Liability relating to obligations to be fulfilled by the Parties hereunder shall be distributed as follows:
•	Liability for serviceability of the Network and for provision of Services by the Operator will be borne by the Operator;
•	Liability for serviceability of the Complex and other technological infrastructure within the framework of provision of the Provider's Sets of Services will be borne by the Provider to the Operator.

13.2.	In case of improper provision of Sets of Services by the Provider, if this results in submission of claims by Subscribers or third parties, the Provider will consider such claims of Subscribers. If the Operator receives a written claim, complaint, request or other application from the Subscriber or third parties as regard to contents (including quality and accuracy) of Sets of Services provided by the Provider, the latter obliges, within up to 5 (five) business days after receipt of the written notice from the Operator and a copy of the Subscriber's claim, to consider and transfer to the Operator, competent state authorities or third parties who initiated the request a written reasoned response to the claim. If the Provider unreasonably refuses to address the claim of the Subscriber or competent authorities or fails to observe the set term for consideration of the claim, the Operator may consider the claim on its own and, if claims of the Subscriber are deemed justified by the Operator, satisfy claims of the Subscriber subject to withholding from the Provider of a penalty for non-fulfillment of this Contract.

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13.3.	If the Operator unduly fulfills its obligations under the Contract and this results in claims of Subscribers or third parties, the Operator agrees to consider such complaints and satisfy claims of Subscribers or third parties on its own and at its own expense.

13.4.	If the Provider breaks clauses 4.3, 4.4, 5.5, the Provider will pay to the Operator a fine for each documented fact of provision of Subscribers with incorrect or incomplete information about the Service or Set of Services at the amount of [•]* of the Provider's Fee exclusive of VAT for the preceding Accounting Period but not less than [•]*.

13.5.	If the Provider violates clause 5.1, the Operator may block the Resource or the Access Number.

13.6.	For each event of violation under clauses 4.9, 4.10, 4.11, 4.12 of the Contract the Provider will pay to the Operator a fine at the amount of [•]* per each documented event. In case of repeated violation of clauses 4.9, 4.10, 4.11, 4.12 by the Provider the Operator is entitled to immediately terminate the Contract unilaterally and extra judicially without prior notice to the Provider.

13.7.	The Provider will pay to the Operator a fine per each documented event of improper provision of Sets of Services through the fault of the Provider at [•]* of the amount of the Provider's Fee exclusive of VAT for the preceding accounting period but not less than [•]* per each event of violation.

13.8.	The Provider will pay to the Operator a fine at [•]* of the amount of the Provider's Fee exclusive of VAT for the preceding accounting period but not less than [•]* for any documented incompliance of contents of Sets of Services with requirements of this Contract.

13.9.	In case of non-observance of the terms of submission of documents according to clause 4.15, the Operator may charge from the Provider a fine at the amount of [•]* per each event of violation and suspend the Contract until fulfillment of conditions of clause 4.15 hereof in full.

13.10.	Payment of the fee will not release the defaulting Party from fulfillment of its obligations under this Contract in full.

13.11.	Any sanctions: penalties, fines etc. (hereinafter referred to as "penalties") for violation of obligations of either Party under the Contract, if any provided for by the Contract or accrue pursuant to laws, may be applied by the Parties only subject to prior written request for application of such penalties sent by the Party whose rights are infringed to the defaulting Party; the possibility of application of penalties is the right but not the obligation of the Party whose rights are infringed.

13.12.	The Provider warrants and represents to OJSC "VimpelCom" that, unless disclosed in writing to OJSC "VimpelCom" (VC),

(i) none of the VC entities is a member, shareholder, member of the Board of Directors or any other management body, official or employee of the Provider, and

(ii)	Neither the Provider itself, nor any of its affiliates have concluded any contracts or agreements representing any direct or indirect economic interest of any Entities of VC for this Contract, including without limitation, receipt of any commission fee, fee for client search, brokerage fee or any other payment or benefit conditioned by or connected to this Contract.

The "Entity of VC" shall mean any shareholder of VC (who holds or controls jointly with its affiliates over 1% of voting shares in VC) or any member of the Board of Directors, official or employee (or any of their direct family members) of VC or any subsidiary of VC.

13.13.	The Provider will pay for each documented event of default under clause 5.7 hereof a fine to the Operator at the amount of [•]*.

* Omitted pursuant to request for confidential treatment.

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14.	Bank details of the Parties.

The Operator:	The Provider:
OJSC "VimpelCom"	LLC "TOT MONEY"
Legal address:	Legal address:
10, building 14, 8 Marta Street, Moscow, 127083	9, the 1st Kvesisskaya Street, Moscow, 127220
Tel/Fax: [●]*	Tel/Fax:
INN (Taxpayer Identification Number): [●]*	INN (Taxpayer Identification Number): [●]*
Settlement account: [●]*, Sberbank of Russia OJSC, Vernadskoe OSB N7970 Moscow	Settlement account: [●]* OJSC "ALPHA-BANK"
Correspondent account: [●]*	Correspondent account: [●]* at the Operations Office of the Moscow Main Territorial Department of the Bank of the Russian Federation
BIC (Bank Identification Code): [●]*	BIC (Bank Identification Code): [●]*
KPP (Tax Registration Reason Code): [●]*	KPP (Tax Registration Reason Code): [●]*

Representatives of the Parties:

On behalf of the Operator: OJSC "VimpelCom" Product and Business Development Director V.V. Markelov	On behalf of the Provider: LLC "TOT MONEY" General Director Ts.Kh. Katsaev

Signature Seal	Signature Seal

* Omitted pursuant to request for confidential treatment.

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[English translation from the original Russian language document]

Annex No. 1.1

to Contract No. 0382 dated September 20, 2012

Types of Sets of Services to be provided by the Provider under the program Voice CPA

This Annex determines types of Sets of Services to be provided by the Provider by order of the Operator.

When the Subscriber makes a Request to the Access Number, the automated response "Attention. The payable service" shall be made.

Access Number	Set of Services Name	Territory and Time of Set of Services Provision	Set of Services Description
---------	---------	---------	---------

Amendment of the list of Provider's Sets of Services shall be executed in form of a new Annex No.1.1 hereto indicating the effective date of such amendment.

Representatives of the Parties:

On behalf of the Operator: OJSC "VimpelCom" Product and Business Development Director V.V. Markelov	On behalf of the Provider: LLC "TOT MONEY" General Director Ts.Kh. Katsaev

Signature Seal	Signature Seal

11

[English translation from the original Russian language document]

Annex No. 1.2

to Contract No. 0382 dated September 20, 2012

Types of Sets of Services provided by the Provider under the programs SMS, MMS and USSD CPA

This Annex determines types of Sets of Services provided by the Provider by order of the Operator.

Access Number	Set of Services Name	Territory and time of Set of Services provision	Set of Services description

2858	Requested content	The entire network, on the round-the-clock basis

The Subscriber sends a request with the code of a media element to the short number and receives in response

а) the media element chosen (according to the code) (logotype or ringtone) or

b) a link to a WAP resource valid for a limited period of time, whereby he may download the media element chosen (according to the code) (a color image or polyphonic melody, video, real tone) to his telephone.

3151	TV chat	The entire network, on the round-the-clock basis	Subscribers are enabled to take part in a TV chat and send their message in the air of a TV channel. To take part in the program the subscriber shall send a registration message to the short number.

2151	Requested content	The entire network, on the round-the-clock basis

The Subscriber sends a request with the code of a media element to the short number and receives in response

а) the media element chosen (according to the code) (an image or melody) or

b) a link to a WAP resource valid for a limited period of time, whereby he may download the media element chosen (according to the code) (an image or melody) to his telephone.

2151	TV chat	The entire network, on the round-the-clock basis	Subscribers are enabled to take part in a TV chat and send their message in the air of a TV channel. To take part in the program the subscriber shall send a registration message to the short number.

6151	Requested content	The entire network, on the round-the-clock basis

The Subscriber sends a request with the code of a media element to the short number and receives in response

а) the media element chosen (according to the code) (an image or melody) or

b) a link to a WAP resource valid for a limited period of time, whereby he may download the media element chosen (according to the code) (an image or melody) to his telephone.

12

6151	TV chat	The entire network, on the round-the-clock basis	Subscribers are enabled to take part in a TV chat and send their message in the air of a TV channel. To take part in the program the subscriber shall send a registration message to the short number.

7151	Requested content	The entire network, on the round-the-clock basis

The Subscriber sends a request with the code of a media element to the short number and receives in response

а) the media element chosen (according to the code) (an image or melody) or

b) a link to a WAP resource valid for a limited period of time, whereby he may download the media element chosen (according to the code) (an image or melody) to his telephone.

7151	TV chat	The entire network, on the round-the-clock basis	Subscribers are enabled to take part in a TV chat and send their message in the air of a TV channel. To take part in the program the subscriber shall send a registration message to the short number.

8151	Requested content	The entire network, on the round-the-clock basis

The Subscriber sends a request with the code of a media element to the short number and receives in response

а) the media element chosen (according to the code) (an image or melody) or

b) a link to a WAP resource valid for a limited period of time, whereby he may download the media element chosen (according to the code) (an image or melody) to his telephone.

8151	TV chat	The entire network, on the round-the-clock basis	Subscribers are enabled to take part in a TV chat and send their message in the air of a TV channel. To take part in the program the subscriber shall send a registration message to the short number.

3858	Requested content	The entire network, on the round-the-clock basis

The Subscriber sends a request with the code of a media element to the short number and receives in response

а) the media element chosen (according to the code) (an image or melody) or

b) a link to a WAP resource valid for a limited period of time, whereby he may download the media element chosen (according to the code) (an image or melody) to his telephone.

13

9151	Requested content	The entire network, on the round-the-clock basis

The Subscriber sends a request with the code of a media element to the short number and receives in response

а) the media element chosen (according to the code) (an image or melody) or

b) a link to a WAP resource valid for a limited period of time, whereby he may download the media element chosen (according to the code) (an image or melody) to his telephone.

2855	Requested content	The entire network, on the round-the-clock basis

The Subscriber sends a request with the code of a media element to the short number and receives in response

а) the media element chosen (according to the code) (an image or melody) or

b) a link to a WAP resource valid for a limited period of time, whereby he may download the media element chosen (according to the code) (an image or melody) to his telephone.

3855	Requested content	The entire network, on the round-the-clock basis

The Subscriber sends a request with the code of a media element to the short number and receives in response

а) the media element chosen (according to the code) (an image or melody) or

b) a link to a WAP resource valid for a limited period of time, whereby he may download the media element chosen (according to the code) (an image or melody) to his telephone.

2838	Content upon Subscription on a WEB resource	The entire network, on the round-the-clock basis	The Subscriber pays for access to the Provider's resource where he may get the content. The content is payable according to conditions of the offer. The Subscriber receives a message with the link to the web site of the Provider where he may get access to the purchased content using a cell phone. The service is provided on the regular basis.

7181	Content upon Subscription on a WEB resource	The entire network, on the round-the-clock basis	The Subscriber pays for access to the Provider's resource where he may get the content. The content is payable according to conditions of the offer. The Subscriber receives a message with the link to the web site of the Provider where he may get access to the purchased content using a cell phone. The service is provided on the regular basis.

14

7155	Requested content	The entire network, on the round-the-clock basis

The Subscriber sends a request with the code of a media element to the short number and receives in response

а) the media element chosen (according to the code) (an image or melody) or

b) a link to a WAP resource valid for a limited period of time, whereby he may download the media element chosen (according to the code) (an image or melody) to his telephone.

7255	Requested content	The entire network, on the round-the-clock basis

The Subscriber sends a request with the code of a media element to the short number and receives in response

а) the media element chosen (according to the code) (an image or melody) or

b) a link to a WAP resource valid for a limited period of time, whereby he may download the media element chosen (according to the code) (an image or melody) to his telephone.

9891	Provision of the Subscriber with additional functions in an online game	The entire network, on the round-the-clock basis	Sending the request code to the short number the Subscriber is enabled to use more play functions in online games.

9892	Provision of the Subscriber with additional functions in an online game	The entire network, on the round-the-clock basis	Sending the request code to the short number the Subscriber is enabled to use more play functions in online games

9893	Provision of the Subscriber with additional functions in an online game	The entire network, on the round-the-clock basis	Sending the request code to the short number the Subscriber is enabled to use more play functions in online games

9894	Provision of the Subscriber with additional functions in an online game	The entire network, on the round-the-clock basis	Sending the request code to the short number the Subscriber is enabled to use more play functions in online games

9895	Provision of the Subscriber with additional functions in an online game	The entire network, on the round-the-clock basis	Sending the request code to the short number the Subscriber is enabled to use more play functions in online games

9896	Provision of the Subscriber with additional functions in an online game	The entire network, on the round-the-clock basis	Sending the request code to the short number the Subscriber is enabled to use more play functions in online games

15

Amendment of the list of Provider's Sets of Services shall be executed in form of a new Annex No.1.2 hereto indicating the effective date of such amendment.

Representatives of the Parties:

On behalf of the Operator: OJSC "VimpelCom" Product and Business Development Director V.V. Markelov	On behalf of the Provider: LLC "TOT MONEY" General Director Ts.Kh. Katsaev

Signature Seal	Signature Seal

16

[English translation from the original Russian language document]

Annex No.2

to Contract No. 0382 dated September 20, 2012

Compliance of Access Numbers with GSM numbers of the Provider

This Annex determines compliance of Access Numbers with GSM numbers of the Provider.

The Parties agree that the following Numbers are assigned for Sets of Services of the Provider on the basis and under terms of the Contract on communication services of Beeline No. 454334975 dated September 14, 2012 for provision by the Operator of Services under this Contract:

Access Number	GSM number of the Provider
2858	963783 2858
3151	963783 3151
2151	963783 2151
6151	963783 6151
7151	963783 7151
8151	963783 8151
9151	963783 9151
3858	963783 3858
2855	963783 2855
3855	963783 3855
2838	963783 2838
7181	963783 7181
7155	963783 7155
7255	963783 7255
9891	963783 9891
9892	963783 9892
9893	963783 9893
9894	963783 9894
9895	963783 9895
9896	963783 9896

Amendment of the list of Access Numbers shall be executed by the Parties in form of a new Annex No.2 hereto indicating the effective date of such amendments.

Representatives of the Parties:

On behalf of the Operator: OJSC "VimpelCom" Product and Business Development Director V.V. Markelov	On behalf of the Provider: LLC "TOT MONEY" General Director Ts.Kh. Katsaev

Signature	Signature
Seal	Seal

17

[English translation from the original Russian language document]

Annex No.3
to Contract No. 0382 dated September 20, 2012

The form of the certificate of the Provider's Fee
Certificate No. _________

The report on the Provider's Fee "________________________"
for provision of the Operator with services for increase of the number of Subscribers' Requests under clause 2.1. of Contract No. __ dated __.__._____ over the period from __.__._____ to __.__.______.
1. The report on accruals on Subscribers:

Program	Access number	Cost of request for the Service for the Subscriber (rubles, exclusive of VAT)	Number of Requests	Amount of accruals on Subscribers (rubles, exclusive of VAT)
(1)	(2)	(3)	(4)	(5)

			Total:

2. The report on repayments made to Subscribers:

Program	Access number	Amount of repayments to Subscribers (rubles, exclusive of VAT)
(1)	(2)	(3)

	Total:

3. The cost of Services payable: ______ rubles, exclusive of VAT.
4. Determination of the amount of the Provider's Fee:
The total cost of Services provided to Subscribers is: ________ rubles, exclusive of VAT.
The Provider's Fee is __%.
The total Provider's Fee is "______________________________"
for increase of the number of Subscribers' Requests for the above period, is: _________________ rubles,
including VAT (according to applicable Laws): ______________ rubles.

18

Representatives of the Parties:

On behalf of the Operator: OJSC "VimpelCom" Product and Business Development Director V.V. Markelov	On behalf of the Provider: LLC "TOT MONEY" General Director Ts.Kh. Katsaev

Signature	Signature
Seal	Seal

19

CONFIDENTIAL TREATMENT

The registrant is requesting confidential treatment of certain information which has been omitted from this Annex. The omitted information has been separately filed with the Securities and Exchange Commission.

[English translation from the original Russian language document]

Annex No.4

to Contract No. 0382 dated September 20, 2012

The list of responsible persons under the Contract

1. Support of existing and start of new sets of services on the part of the Provider:

Area of responsibility	Contacts
Contractual matters and set of services matters (the legal unit)	[●]* [●]*,[●]*
Promotion, marketing and advertisement matters	[●]* [●]*,[●]*
Agreement upon Certificates of the traffic (with a necessary copy for the accounting office)	[●]* [●]*,[●]*
Settlements between the Parties	[●]* [●]*,[●]*
Settlement of failures in operation of systems (subject to compulsory notification of the unit on executed works)	[●]* [●]*,[●]* [●]* [●]*,[●]*
Information, reference and support set of services of Subscribers	On-duty shift http://sms911.ru/, [●]* [●]* (round the clock)
Handling of claims and complaints (for the operator only)	[●]* [●]*,[●]* [●]* (for urgent requests or not responded requests)
Address of WEB sites (if any)	www.smsdostup.ru, www.sms911.ru

2. Support of existing and launch of new sets of services by the Operator:

Area of responsibility	Contacts
Contractual matters and set of services matters	[●]* [●]*,[●]*
Settlements between the Parties	[●]* [●]*,[●]*
Settlement of failures in operation of systems	On-duty operator of IT Help Desk [●]*,[●]*
Information, reference and support set of services of Subscribers	On-duty operators of the Subscriber's Set of Services [●]* (for calls from cell phones), [●]* [●]*
Address of WEB sites (if any)	www.beeline.ru

* Omitted pursuant to request for confidential treatment.

20

Representatives of the Parties:

On behalf of the Operator: OJSC "VimpelCom" Product and Business Development Director V.V. Markelov	On behalf of the Provider: LLC "TOT MONEY" General Director Ts.Kh. Katsaev

Signature	Signature
Seal	Seal

21

[English translation from the original Russian language document]

Annex No.5

to Contract No. 0382 dated September 20, 2012

The list of regions of the Operator and its subsidiaries and affiliates for whose Subscribers the Services are available

No.	Enlarged region of Service provision	List of constituent entities of the Federation
1	Moscow	Moscow, Moscow Region
2	Central	Belgorod Region, Bryansk Region, Vladimir Region, Voronezh Region, Ivanovo Region, Kaluga Region, Kostroma Region, Kursk Region, Lipetsk Region, Orel Region, Ryazan Region, Smolensk Region, Tambov Region, Tver Region, Tula Region, Yaroslavl Region
3	North-Western	Republic of Karelia, Arkhangelsk Region, Vologda Region, Kaliningrad Region, Leningrad Region, Murmansk Region, Novgorod Region, Pskov Region, St. Petersburg, Nenets Autonomous District
4	Southern	Republic of Adygea (Adygea), Republic of Kalmykia, Krasnodar Krai, Stavropol Krai, Astrakhan Region, Volgograd Region and Rostov Region, Republic of Chechnya, Republic of Dagestan, Republic of Ingushetia, Republic of Kabardino-Balkaria, Republic of Karachaevo-Cherkessia, Republic of North Ossetia – Alania
5	Privolzhye	Republic of Bashkortostan, Republic of Mari El, Republic of Mordovia, Republic of Tatarstan (Tatarstan), Chuvash Republic - Chuvashia, N. Novgorod Region, Orenburg Region, Penza Region, Samara Region, Saratov Region, Ulyanovsk Region
6	Ural	Republic of Udmurtia, Republic of Komi, Perm Krai, Sverdlovsk Region, Kurgan Region, Tyumen Region, Kirov Region, Chelyabinsk Region, Khanty-Mansi Autonomous District - Yugra and Yamal-Nenets Autonomous District
7	Siberia	Republic of Tyva, Republic of Khakassia, Republic of Altai, Altai Krai, Krasnoyarsk Krai, Kemerovo Region, Novosibirsk Region, Omsk Region, Tomsk Region
8	Fas East	Republic of Buryatia, Republic of Sakha (Yakutia), Khabarovsk Krai, Primorye Krai, Kamchatka Krai, Transbaikalia Territory, Sakhalin Region, Amur Region, Irkutsk Region, Magadan Region, Chukotka Autonomous District, Jewish Autonomous Region

Representatives of the Parties:

On behalf of the Operator: OJSC "VimpelCom" Product and Business Development Director V.V. Markelov	On behalf of the Provider: LLC "TOT MONEY" General Director Ts.Kh. Katsaev

Signature	Signature
Seal	Seal

22

CONFIDENTIAL TREATMENT

The registrant is requesting confidential treatment of certain information which has been omitted from this Annex. The omitted information has been separately filed with the Securities and Exchange Commission.

[English translation from the original Russian language document]

Annex No.6
to Contract No. 0382 dated September 20, 2012

The procedure for determination of the amount of the Provider's Fee

The cost of the Service for Subscribers will be determined by the Operator on its own. The Provider's fee will be calculated according to the table below:

Set of Services/Program	The Provider's Fee for increase of the number of Subscribers' Requests in % of the cost of the Service for Subscriber, exclusive of VAT
SMS CPA	[●]*
VOICE CPA	[●]*
USSD CPA	[●]*

Representatives of the Parties:

On behalf of the Operator: OJSC "VimpelCom" Product and Business Development Director V.V. Markelov	On behalf of the Provider: LLC "TOT MONEY" General Director Ts.Kh. Katsaev

Signature	Signature
Seal	Seal

* Omitted pursuant to request for confidential treatment.

23

[English translation from the original Russian language document]

Annex No.7

to Contract No. 0382 dated September 20, 2012

Form of the Certificate of Provided Services

CERTIFICATE OF PROVIDED SERVICES No. __/20__

Moscow	“__“ _________ 20__

OJSC "VimpelCom", hereinafter referred to as the "Operator", represented by the Product and Business Development Director _________________, acting on the basis of Power of Attorney No. ___ dated "__" ____________ 20__, on the one hand, and ___________________, hereinafter referred to as the "Provider" represented by ________________________, acting on the basis of _______________, on the other hand, hereinafter referred to as the "Parties", have executed this Certificate that

1.	The Provider provided and the Operator accepted the provided services for increase of the number of Subscribers' requests pursuant to Contract No. ___ dated "__" _________ 20__. The Services were fulfilled fully and timely.

The cost of the services provided under Contract No. ___ dated the "__" ________ 20__ is:

No.	Description of services	Amount payable (rubles, exclusive of VAT)
1.	Increase of the number of Subscribers' Requests for the Operator's Services by provision of Sets of Services during the period from __.__.20__ to __.__.20__ .
Total

Total value of provided services is ________ rubles, including VAT (18%) _________ rubles.

The above sum is to be transferred to the settlement account of the Provider in rubles.

2.	The Operator provided the Connection services and the Provider accepted the provided services pursuant to Contract of communication services of Beeline No. ___________ dated the "__" _______ 20__ and undertakes to pay the Subscriber Fee. The services were provided fully and timely. The Provider has no claims against volume, quality and terms of services provision.

The cost of the services provided under Contract No. ___ dated the "__" ________ 20__ is:

No.	Services name	Amount payable (rubles, exclusive of VAT)
1. 2.	Connection Servicess for the period from __.__.20__ till __.__.20__ Subscriber Fee
Total

The total value of services provided by the Operator is _________ rubles including VAT (18%) __________ rubles.

The above sum is to be transferred to the settlement account of the Operator in rubles. The Parties may set off their counter claims.

3.	The Parties agree, pursuant to clause 7.10 of the Contract, to set an observation period) consisting of 60 (Sixty) calendar days after signing of this Certificate during whereof the Operator may withhold from the future fee of the Provider over the current accounting period the amount for Requests in relation whereto there has been no confirmation of payment by Subscribers in the Operator's Cash Collection System in the accounting period specified in this Certificate of provided services.

24

Representatives of the Parties:

On behalf of the Operator: OJSC "VimpelCom" Product and Business Development Director V.V. Markelov	On behalf of the Provider: LLC "TOT MONEY" General Director Ts.Kh. Katsaev

Signature	Signature
Seal	Seal

25

[English translation from the original Russian language document]

Annex No.8

to Contract No. 0382 dated September 20, 2012

Classification of Sets of Services with erotic contents provided by the Provider

The Operator regulates by this classifier permissible contents of Sets of Services with erotic contents provided by the provider.

Category	Criteria	Examples	Permitted

Light erotic

Depiction of nude persons other than:

demonstration of men's genitals, demonstration of women's genitals openly, demonstration of sexual intercourse, demonstration of masturbation and/or oral sex, demonstration of materials which may evoke the feeling that the demonstrated personages are children or minors.

- Images of women non-transparent underwear (panties and top);

- image of a woman demonstrating only the top of her body (above the belt);

- image of a fully naked women posing so that genitals or details thereof are not visible;

- the naked top of a man's body;

- image of naked men posing so that genitals are not visible;

- naked body "back view";

- other images containing sexual symbols*.

Permitted for use in all mass media other than special infant editions and equivalent ones.

Explicit erotic	Any images of the erotic nature other than light erotic permitted by Russian laws.	- Depiction of naked people in sexual poses showing anatomic particularities of men's and (or) women's genitals as well as sexual acts between any men and/or women.	May be used only in specialized mass media and in other ways not prohibited by laws of the Russian Federation.

Pornography	This category includes any images conflicting with Russian laws.

- Sexual acts with minors (persons whose appearance expressly shows that they are younger than 14 years);

- sexual acts with animals;

- other materials containing images of sexual acts which are subject to criminal liability.

Not permitted for use.

26

*Any designations of sexual objects or processes not containing anatomic depictions and/or descriptions of genitals, particularities of men's and women's primary sexual characters as well as sexual intercourse between any men or women other than those generally recognizes as pieces of art.

The Operator enables the Provider to provide Subscribers with Sets of Services with erotic contents according to criteria of the category Light Erotic.

Representatives of the Parties:

On behalf of the Operator: OJSC "VimpelCom" Product and Business Development Director V.V. Markelov	On behalf of the Provider: LLC "TOT MONEY" General Director Ts.Kh. Katsaev

Signature	Signature
Seal	Seal

27

[English translation from the original Russian language document]

Annex No.9

to Contract No. 0382 dated September 20, 2012

Procedures for documenting claims against Sets of Services of Providers and access restriction to such Sets of Services

The procedures relate to providing quality Sets of Services (including contents) by the Providers.

The total list of procedures:

1.	The procedure for receiving information upon violation of conditions of Set of Services provision under this Contract;
2.	The procedure for analyzing received information on violation of conditions of Set of Services provision under this Contract;
3.	The procedure for limiting the possibility of provision of Sets of Services at the Access Number ;
4.	The procedure for imposing a fine;
5.	The procedure for notifying the Provider on violation of conditions provision of Sets of Services under this Contract;
6.	The procedure for unblocking the Access Number and/or Resource of the Provider;
7.	The procedure for terminating the contract with the Provider.

No.	Procedure Name	Description of the action
1.	The procedure for receiving information on violation of conditions of the Contract

Information about violation by the Provider of conditions of provision of Sets of Services under this Contract may be received by an employee of the Department for Relations with Business Partners of the Operator from Subscribers, employees of the Company or others.

An employee of the Department for Relations with Business Partners may also familiarize himself with the Provider's materials to check correctness of Set of Services provision.

2.	The procedure for analyzing received information on violation of conditions of this Contract

2.1 Violations relating to the program SMS CPA

An employee of the Operator shall check Sets of Services provided by the Provider at the Access Number using a test cell phone as follows:

А) Make a Request to the Access Number;

B) After receipt of the Set of Services the Operator's employee will verify contents of the Set of Services provided at the relevant Access Number with contents of the Set of Services described in this Contract. If the Provider breaks conditions of clause 5.7 hereof, the Operator's employee will be guided by criteria stipulated in Annex No. 8 hereto;

C) In case of incompliance of the contents of the provided Set of Services at the relevant Access Number with conditions of this Contract, the Operator's employee will record such violation.

2.2 Violations relating to the program VOICE CPA

An employee of the Operator shall check Sets of Services provided by the Provider at the Access Number using a test cell phone as follows:

А) Make a Request to the Access Number;

B) After receipt of the Set of Services the Operator's employee will verify contents of the Set of Services provided at the relevant Access Number with contents of the Set of Services described in this Contract;

C) In case of incompliance of the contents of the provided Set of Services at the relevant Access Number with conditions of this Contract, the Operator's employee will record such violation.

28

3.	Limiting the possibility of provision of the Set of Services at the Access Number

The Operator may limit the possibility of provision of Sets of Services at the Access Number and/or Resource.

The procedure for limitation:

•     Blocking of the Access Number and/or Resource of the Provider in the Operator's system where the fact of violation of conditions hereof was identified;

•     Information on blocking shall be fixed by an employee of the Operator (full name of the employee, date and time of blocking, brief description of the violation).

4.	Imposing a fine	For violation of conditions of this Contract the Provider will pay a fine in accordance with conditions of this Contract upon a written claim of the Operator.

5.	The procedure for notifying the Provider on violation of conditions of this Contract

Upon the fact of confirmation by the Operator of violation by the Provider of conditions of this Contract, the Provider will be informed thereon by e-mail address from the list of responsible persons under the Contract.

The employee shall carefully record the fact of violation (the number from which the Request was formed, the number to which the Request was sent, date and time of sending of the Request and receipt of the response thereto, text of the Request, text of the response, date and time of the GPRS session, address of the resource where the check is done, amount of traffic downloaded, full name of the testing person, it is necessary to save the sent and received SMS in the phone, if possible, screenshots and the record of the conversation shall be saved; time of sending of the notice by e-mail to the Partner to whom the notice is sent, time of informing of the Partner by phone, full name of the informed employee of the Partner; if provision of Sets of Services is fixed on web sites not covered by the partnership program, all passages shall be fixed by screen shots). Confirmation of delivery and reading of a letter shall be turned on obligatorily, the partner shall be notified by phone on the letter sent.

6.	Unblocking the Access Number and/or Resource

The decision on unblocking of the Access Number and/or Resource of the Provider will be taken by an employee of the Operator's department for relations with business partners:

•     unblocking of the Access Number and/or Resource of the Provider in the Operator's system, in relation whereto the fact of violation of conditions hereof was detected;

•     information on unblocking shall be fixed by an employee of the Operator (full name of the employee, date and time of unblocking);

•     informing of the Provider on unblocking by e-mail.

7.	Terminating the contract	If the Provider repeatedly violates the same clause of the Contract, the Operator may immediately terminate the Contract unilaterally and extra judicially without prior notice to the Provider.

29

Representatives of the Parties:

On behalf of the Operator: OJSC "VimpelCom" Product and Business Development Director V.V. Markelov	On behalf of the Provider: LLC "TOT MONEY" General Director Ts.Kh. Katsaev

Signature	Signature
Seal	Seal

30

[English translation from the original Russian language document]

Annex No.10

to Contract No. 0382 dated September 20, 2012

The procedure for informing of the Operator by the Provider on incorrectness of provision of Sets of Services to Subscribers at the Access Number by voice calls.

If the Provider founds the fact of incorrect provision of Sets of Services to Subscribers at the Access Number by voice calls, the Provider obliges:

1. To fill in all the fields of the approved template in the .xls format for registration of the incident.

Name of the Partnership program (VOICE CPA / VOICE FREE) THE FIELD IS TO BE FILLED IN BY THE OPERATOR OF HelpDesk!
ID:
Name of the legal entity:
Contact person (full name, contact telephone number, e-mail):
Manager on the part of OJSC "VimpelCom"
Short number:
Routing number (translation number):
Cost per minute of connection (rubles excl. of VAT):
А-number (from which the call was made):
Date of the call:
Time of the call:
Territory of the call (city, region):
Location of the call – metro station or street and number of the building (for Moscow):
Expected result:
Received result:
Comments:

2. To register the incident by sending a file with the completed approved template at the e-mail address of the On-Duty Operator of IT Help Desk, specified in Annex No.4 hereto.
3. To independent find out information on the status of resolution of the incident by sending a request at the e-mail address of the On-Duty Operator of IT Help Desk or at the phone specified in Annex No.4 hereto.
Representatives of the Parties:

On behalf of the Operator: OJSC "VimpelCom" Product and Business Development Director V.V. Markelov	On behalf of the Provider: LLC "TOT MONEY" General Director Ts.Kh. Katsaev

Signature Seal	Signature Seal

31

[English translation from the original Russian language document]

Annex No.11

to Contract No. 0382 dated September 20, 2012

The cost of a request for the Service for a Subscriber

The table below describers probable variants of the cost per minute of connection for the Service for a Subscriber (rubles, excl. of VAT) on the basis of the program Voice CPA:

4,24	8,47	12,71	16,95	27,97	35,59	50,85	67,80
5,08	9,32	13,56	19,49	29,66	37,29	54,24	72,03
5,93	10,17	14,41	21,19	31,02	39,83	59,31	76,27
6,78	11,02	15,25	22,88	31,35	42,37	59,32	84,74
7,63	11,86	16,10	25,42	33,90	46,61	63,56

Rounding of call duration: by minute, beginning from the 1st second.

Calls with duration up to 3 seconds are not subject to billing.

The table below describers possible variants of the cost of sending of a short message for the Service for a Subscriber (rubles, excl. of VAT) under the programs SMS, MMS and USSD CPA:

0,00	2,29	4,70	11,02	21,19	37,29	67,80	118,64
0,30	2,54	5,64	11,44	22,88	42,37	72,03	127,12
0,57	2,97	5,93	12,71	23,73	46,61	75,32	135,59
0,86	3,22	6,27	14,41	24,58	47,08	76,27	144,07
1,15	3,39	6,78	15,25	25,42	50,85	84,74	168,64
1,44	3,73	7,63	15,68	27,97	56,44	84,75	169,49
1,69	3,98	8,47	16,95	28,81	59,32	93,22	254,24
1,74	4,24	8,48	18,64	29,66	63,56	94,07
2,03	4,66	10,17	19,49	33,90	65,91	110,17

Representatives of the Parties:

On behalf of the Operator: OJSC "VimpelCom" Product and Business Development Director V.V. Markelov	On behalf of the Provider: LLC "TOT MONEY" General Director Ts.Kh. Katsaev

Signature	Signature
Seal	Seal

32

CONFIDENTIAL TREATMENT

The registrant is requesting confidential treatment of certain information which has been omitted from Sections 4.1, 5.2 and 5.5 of this Supplementary Agreement. The omitted information has been separately filed with the Securities and Exchange Commission.

[English translation from the original Russian language document]

SUPPLEMENTARY AGREEMENT No.1 TO CONTRACT No. 0382 dated September 20, 2012

Moscow	September 20, 2012

Open Joint Stock Company "VimpelCom", hereinafter referred to as the "Operator", represented by the Product and Business Development Director, Victor Victorovich Markelov, acting on the basis of Power of Attorney No. 361 dated March 1, 2011, on the one part, and Limited Liability Company "TOT MONEY", hereinafter referred to as the "Provider", represented by the General Director, Tsakhai Khairullaevich Katsaev, acting on the basis of the Articles of Association, on the other part, hereinafter referred to as the "Parties", enter into this Supplementary Agreement No.1 to contract No.0382 dated September 20, 2012 and hereby agree as follows:

1.	Subject Matter of the Supplementary Agreement

This Supplementary Agreement determines the procedure for provision (activation) by the Operator of the "MTR" regime for operation of Access Numbers and stipulates rules of use for this regime by Providers.

2.	Definitions

2.1	"MTR" – the mode of operation of the Access Number in the Operator's network upon activation whereof the Provider assumes the obligations to provide the following kinds of Sets of services:

2.1.1.	Subscription – the Set of services enabling the Subscriber consenting to provision of the Service by means of (SMS, Web, IVR, USSD) to get multiple regular access to the Set of services and order the relevant number of Services required to access the Provider's Sets of services previously specified by the Subscriber. The cost of Sets of services shall be debited from the Subscriber depending on Services consumed by the Subscriber according to conditions of Subscription adopted by it. Subscription will be provided only at access numbers where the maximum amount of the regular payment does not exceed 20 rubles inclusive of VAT.

2.1.2.	Content by installments – the Set of services enabling the Subscriber to get the Service in the form of access to the Provider's Set of services in case there is a lack of funds on the account. The cost of Services shall be debited from the Subscriber’s account depending on the Services consumed by the Subscriber according to conditions of the service "Content by installments" adopted by it.

2.2.	Regular Payment – the cost of periodical debit of funds for the Sets of services Subscription or Content by Installments.

2.3.	Period of debit – a period of time (day, week, month etc.) determining frequency of the regular payment for the Sets of services Subscription or Content by Installments.

2.4.	The total period of attempts at repeated debit for the regular payment – 30 calendar days after the last successful debit of the Regular Payment.

2.5.	Frequency of attempts at repeated debit for the Regular Payment in case there is a lack of funds on the Subscriber's account – up to 3 attempts per day inclusively.

2.6.	Package – provision of the Subscriber, in addition to the ordered Service, of an additional Service when a Subscriber activates the Content by Installments.

2.7.	"Services not subject to billing and payment" – the Operator considers the following cases to be such Sets of services:

2.7.1.	If the Services are connected via WEB not via the Website of the Operator http://signup.beeline.ru in cases when such connection shall be made exclusively via such site (for example, in case of turn-on of Subscription for Provider's Sets of services). In such case funds debited from Subscribers for connecting such Services may be repaid by the Operator to Subscribers and will not be taken into account in settlements with the Provider.

2.7.2.	If after expiration of the total period of attempts at repeated debit for the regular payment for Subscription or Content by Installments, such Services are turned off for the Subscriber and attempts at debit for the regular payment go on.

2.8. "Request" (for the purpose of this Supplementary Agreement the definition of the term "Request" (clause 1.19 of the Contract) shall be as follows:

- SMS-message, voice call, USSD-request, sent by a Subscriber within the framework of provision of the Service by the Operator at the Access Number from the cell phone of the Subscriber;

- Confirmation at the Website (entry in a special field of the access code received by the Subscriber from the Provider or from the Operator by SMS at the telephone number of the subscriber specified by the subscriber when registering for the service of Subscription on the Website of the Operator or the Provider).

3.	Description:

3.1.	Subscription or Content by Installments will activate only subject to existence of one of the following variants of the Subscriber's Request:

3.1.1.	SMS with the code word or digital code for Subscription or Content by Installments, the SMS shall be sent at the Access Number from which the Regular Payment is made;

3.1.2.	SMS with the code word or digital code for Subscription or Content by Installments, the SMS shall be sent at the Access Number to activate the Set of services other than the Access Number from which the Regular Payment is made.

2

3.1.3.	Confirmation via IVR (DTMF dial);

3.1.4.	Confirmation on the Website of the Operator with the address: http://signup.beeline.ru (entry in the special field of the access code received from the Operator or Provider by SMS to the telephone number of the Subscriber specified by the Subscriber when registering for Subscription or Content by Installments);

3.1.5.	The USSD request with a code word or digital code for subscription.

3.2.	The Provider shall use the MTR regime for Subscription or Content by Installments only using attributes listed in Annex 1 to this Supplementary Agreement. The cost of services for Subscribers for the services for Subscription or Content by Installments is specified in Annex 2 to this Supplementary Agreement.

3.3.	The Provider undertakes to agree with the Operator all advertisement materials mentioning for Subscription or Content by Installments 2 weeks prior to publication of advertisement materials.

3.3.1.	The Provider agrees to place on the Provider’s Website, the Terms of Sets of services (an Offer) which shall contain the following information: name of the Provider providing Sets of services, name of the Operator providing the Subscriber with access to Sets of services of the Provider by provision of the Set of services, information that, agreeing to receipt of Sets of services the Subscriber agrees to be provided with the service related to access to Sets of services, to be provided with Sets of services and have funds debited from the personal account of the telephone number of the subscriber in ASR of the Operator entered in the Website of the Operator or Provider to get an SMS with the access code to the number.
3.3.2.	The Provider obliges when executing an order of the Subscriber for Subscription to redirect the Subscriber to the Operator's Website: http://signup.beeline.ru to take steps for registering the Subscription and confirming (by the Subscriber) the intent to connect to the Subscription.

3.4.	If the Subscriber activates the Method of payment for Content by Installments, the Provider shall provide the Subscriber with a Package of Services at the cost of a Package.

3.5.	The Provider shall coordinate with the Operator by email in regards to the texts of the following SMS notifications two weeks in advance:

3.5.1.	For Subscription:

3.5.1.1.	The text of the SMS Notice on successful subscription (an SMS will arrive to the Subscriber once upon subscription) and contains the following information: frequency of service provision; billing frequency; amount of the Regular Payment; telephone number, e-mail of technical support of the Provider;

3.5.1.2.	The text of the SMS Notice on prolongation of the Subscription (comes at the first regular payment and then in each case of prolongation of Subscription within the terms determined in the Terms of Subscription) and contains the following information: frequency of provision of the service; frequency of billing; amount of the Regular Payment; telephone number, e-mail of technical support of the Provider;

3

3.5.1.3.	The text of the SMS Notice on Subscription turned on for an unlimited term and method of refusal of Subscription (comes at the first regular payment and then not less than once per month but after every spent 300 (three hundred) rubles) and contains the following information: code words for de-subscription; terms of de-subscription; telephone number, e-mail of technical support of the Provider.

3.5.1.4.	The text of the SMS Notice on successful operation of subscription cancellation.

3.5.2.	For the Method of Payment for Content by Installments:

3.5.2.1.	The text of the SMS notice if the Subscriber does not have enough cash on the account and the Provider is not willing to provide the Set of services;

3.5.2.2.	The text of the SMS notice offering purchase of a "Package";

3.5.2.3.	The text of the SMS notice on successful completion of the scenario of the Method of Payment for Content by Installments.

3.6.	After expiration of the total period of attempts at repeated debit of the regular payment for Subscription/Total period for debit of the balance for the Method of Payment for Content by Installments, the Subscriber will de-subscribe from the Service.

3.7.	Billing of SMS Messages sent from the Access Number whereon the MTR regime is activated shall be exercised according to standard tariff rates for Providers in accordance with Contract of communication services of Beeline No. 454334975 dated September 14, 2012.

3.8.	Upon each case of provision of Subscription or the Method of Payment for Content by Installments, the Provider shall provide the Operator with a document evidencing the Subscriber's consent to receipt of the Service, Method of Payment for Content by Installments (upon request of the Operator).

4.	Terms of Turning on the MTR Regime

4.1.	The Operator will turn on the MTR regime only for Providers whose revenues from provision of services aimed at increase of the number of Subscribers' Requests for the Operator's Services in accordance with Contract No. 0382 dated September 20, 2012 for the year preceding the date of signing of this Supplementary Agreement exceeded [●]*.

4.2.	The Operator may turn on the MTR regime for a Provider not meeting conditions of clause 4.1 of this Supplementary Agreement if the Provider submits an additional set of documents. The composition of the set of documents will be agreed upon between the Parties.

4.3.	The Operator may refuse to turn-on the MTR regime for a Provider without explaining any reasons.

* Omitted pursuant to request for confidential treatment.

4

5.	Control and Sanctions by the Operator

5.1.	The Operator shall control use by the Provider of the MTR regime on the basis of the following parameters:

- the Provider shall agree with the Operator upon contents of all advertisement materials, SMS notices offering to the Subscriber Subscription and Method of Payment for the Content by Installments;

- the Operator shall check compliance of the Provider’s Sets of services with conditions of use of the MTR regime.

5.2.	The Provider shall pay to the Operator a fine at the amount of [●]* of the amount of the Provider’s Fee for the Access Number over the past accounting period for any documented incompliance of contents of Sets of services of the Provider using the MTR regime with requirements of this Supplementary Agreement.

5.3.	The Operator reserves the right to turn off the MTR regime for the Access Number or the Access Number as a whole without prior notice for any documented incompliance of contents of Sets of services of the Provider using the MTR regime with requirements of this Supplementary Agreement.

5.4.	If Subscription is executed passing by the Operator’s Website with the address: http://signup.beeline.ru, no fee will accrue for the Provider for provision of services under the Contract and the Operator may repay to the Subscriber funds debited from the personal account of the Subscriber to pay for the Subscription. This does not require any additional checks of execution of Subscription on technical devices of the Provider.

5.5.	If the Provider breaks clause 3.3.2. of Supplementary Agreement No.1 to Contract No.0382 dated September 20, 2012, the Provider will pay to the Operator a fine per each documented event of receipt by the Operator from the Subscriber of claims against execution of Subscription at the amount of [●]* of the amount of the Provider’s Fee for the past Accounting Period but not less than [●]*.

6.	Term of Validity of this Supplementary Agreement

6.1.	This Supplementary Agreement shall become effective on September 20, 2012 and remain in force until February 28, 2013.

6.2.	This Supplementary Agreement shall be prolonged under the same conditions without execution of any further written agreement for each next year unless either of the Parties informs the other Party in writing one month prior to expiration of the term of this Supplementary Agreement on termination hereof. The term of validity of this Supplementary Agreement may not exceed the term of Service Contract No. 0382 dated September 20, 2012.

* Omitted pursuant to request for confidential treatment.

5

7.	Additional Provisions

7.1.	In all other matters not governed by this Supplementary Agreements the Parties shall be guided by provisions of the Contract.

8.	Signatures of the Parties:

On behalf of the Operator: OJSC "VimpelCom" Product and Business Development Director V.V. Markelov	On behalf of the Provider: LLC "TOT MONEY" General Director Ts.Kh. Katsaev

Signature	Signature
Seal	Seal

6

[English translation from the original Russian language document]

Annex No. 1

to Supplementary Agreement No.1 dated September 20, 2012

to Contract No. 0382 dated September 20, 2012

Attributes for use of the MTR Regime

The Provider shall use the MTR regime for Subscriptions and Content by Installments only using attributes listed in the table below.

Type of request for activating the Services Subscriptions and Content by Installments	Set of services Type	Access number for activating the Set of services	Access number for performing regular payments and deactivating the Set of services	Debit period, in days	Code word for deactivation of the Service
(SMS)	subscription	2838	2838	1	STOP
(SMS)	subscription	7181	7181	1	STOP
(USSD)	————	————	————	————	————
(IVR)	————	————	————	————	————
(WEB)	subscription	http://signup.beeline.ru	2838	1	STOP
(WEB)	subscription	http://signup.beeline.ru	7181	1	STOP

No fee will be charged from the Subscriber for the request for cancelling the Set of services. Representatives of the Parties:

On behalf of the Operator: OJSC "VimpelCom" Product and Business Development Director V.V. Markelov	On behalf of the Provider: LLC "TOT MONEY" General Director Ts.Kh. Katsaev

Signature	Signature
Seal	Seal

7

CONFIDENTIAL TREATMENT

The registrant is requesting confidential treatment of certain information which has been omitted from this Annex. The omitted information has been separately filed with the Securities and Exchange Commission.

[English translation from the original Russian language document]

Annex No. 2

to Supplementary Agreement No.1 dated September 20, 2012

to Contract No. 0382 dated September 20, 2012

Cost of the Service for Subscribers

This Annex describes probable costs of the Service for a Subscriber.

Tariff code	The amount of the regular payment for the Services for the Subscriber (rubles, exclusive of VAT)	Tariff code	The amount of the regular payment for the Services for the Subscriber (rubles, exclusive of VAT)
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*	[●]*	[●]*
[●]*	[●]*

* Omitted pursuant to request for confidential treatment.

8

Representatives of the Parties:

On behalf of the Operator: OJSC "VimpelCom" Product and Business Development Director V.V. Markelov	On behalf of the Provider: LLC "TOT MONEY" General Director Ts.Kh. Katsaev

Signature	Signature
Seal	Seal

9